SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                       PROFESSIONALLY MANAGED PORTFOLIOS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                        PROFESSIONALLY MANAGED PORTFOLIOS
                        AVONDALE HESTER TOTAL RETURN FUND
                         100 CONGRESS AVENUE, SUITE 1960
                                AUSTIN, TX 78701


                            NOTICE OF SPECIAL MEETING
                            TO BE HELD______ __, 2001

     To the shareholders of Avondale Hester Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), for a Special Meeting of the Fund to be held on ______________, 2001:

     Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Fund, will be held on _____________, 2001, at 4:00 p.m., Central Daylight Saving Time, at the offices of the Fund, 100 Congress Avenue, Suite 1960, Austin, TX 78701. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1. To approve a new investment advisory agreement by and between the Trust and Hester Capital Management, L.L.C. (the "Advisor"), under which the Advisor will continue to act as advisor with respect to the assets of the Fund.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on _______________, 2001 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.


                                  By Order of the Board of Trustees

                                  Robin Berger, Secretary

Austin, Texas
__________________, 2001

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                        PROFESSIONALLY MANAGED PORTFOLIOS
                        AVONDALE HESTER TOTAL RETURN FUND
                         100 CONGRESS AVENUE, SUITE 1960
                                AUSTIN, TX 78701


                                 PROXY STATEMENT


     To the shareholders of Avondale Hester Total Return Fund ( the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on _____________, 2001.

     This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on _______, 2001, at 4:00 p.m., Central Standard Time, at the offices of the Fund, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is ____________, 2001. At the Meeting, the shareholders of the Fund will be asked:

1. To approve a new investment advisory agreement by and between the Trust and Hester Capital Management, L.L.C. (the "Advisor"), under which the Advisor will continue to act as advisor with respect to the assets of the Fund.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Any voting instructions given to the Fund may be revoked at any time before they are voted either by writing to the Secretary of the Trust at the Fund's address above or in person at the time of the Meeting.

     The Fund's current investment advisor is Hester Capital Management, L.L.C., 100 Congress Avenue, Suite 1960, Austin, TX 78701. The Fund's distributor is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. The Fund's transfer and dividend disbursing agent is American Data Services, Inc, P.O. Box 5536, Hauppauge, NY 11788-0132.

     The Fund's Administrator is Investment Company Administration, LLC, 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018.

     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

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PROPOSAL NO. 1:

APPROVAL OF ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND THE ADVISOR

BACKGROUND

     GENERAL. Hester Capital Management, L.L.C., is a Texas Limited Liability Company located at 100 Congress Ave., Suite 1960, Austin, TX 78701. The Advisor has acted as investment advisor with respect to the assets of the Fund under an existing investment advisory agreement since September 30, 1998. The Advisor manages individual and institutional accounts with a value of approximately $____ million.

     The Advisor is a majority-owned subsidiary of Morgan Asset Management, Inc., which was owned by Morgan, Keegan & Co., a New York Stock Exchange listed brokerage and investment firm headquartered in Memphis, Tennessee. On March 31, 2001, Morgan, Keegan & Co. became a wholly-owned subsidiary of Regions Financial Corporation, a bank and financial services holding company headquartered in Birmingham, AL (the "Acquisition").

     The Acquisition represents an ownership change of the Advisor and, as such, has the effect of terminating the existing Advisory Agreement with respect to the Fund. Accordingly, you are being asked to approve a new Advisory Agreement (the "New Advisory Agreement") with respect to the Fund. The New Advisory Agreement embodies substantially the same terms and fees with the Advisor as the existing Advisory Agreement, differing only in the effective and termination dates and minor updating changes. The Trust's Board of Trustees at a meeting held on March 13, 2001 approved the submission of the New Advisory Agreement to shareholders for shareholder approval.

EXISTING ADVISORY AGREEMENT

     The Advisor serves as the advisor for the Fund under an Advisory Agreement (the "Existing Advisory Agreement") dated September 30, 1998. The Existing Advisory Agreement provides for its automatic termination in the event of a legal assignment. A change in ownership of the Advisor terminates the Existing Advisory Agreement. The Board of Trustees of the Trust, including a majority of the "non-interested" Trustees, most recently approved continuation of the Existing Advisory Agreement for an additional one-year period on June 21, 2001. Under the Existing Advisory Agreement, the Advisor is entitled to receive from the Fund an fee at the annual rate of 0.70% on the first $200 million of net assets, 0.60% on the next $300 million of net assets; and 0.50% on net assets exceeding $500 million.

NEW ADVISORY AGREEMENT

     Except for different effective and termination dates and minor updating changes, the terms of the New Advisory Agreement are identical in all respects to the terms of the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as EXHIBIT A and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to EXHIBIT A.

     Under the New Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of the Trust relating to the Fund, as reflected in the Trust's Registration Statement under the Investment Company Act (including by reference, the Fund's Statement of Additional Information) as such Registration Statement is amended from time to time.

     As compensation for its services to the Fund under the New Advisory Agreement, the Advisor will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Advisory Agreement described above, i.e., 0.70% on the first $200 million of net assets, 0.60% on the next $300 million of net assets; and 0.50% on net assets exceeding $500 million.

     The New Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of the Trust or of any such party (the "Independent Trustees").

     The New Advisory Agreement generally provides that it may be terminated by the Trust or the Advisor at any time, without penalty, by giving the other party 60 days' written notice.

     The Advisor will continue to provide, at its expense, office space, facilities and equipment for carrying out its duties under the New Advisory Agreement. All other expenses incurred in the operation of the Fund are borne by the Fund. Fund expenses include legal and auditing fees, fees and expenses of the Advisor, custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

     The New Advisory Agreement provides that the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The New Advisory Agreement, however, provides that nothing contained in

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the New Advisory Agreement shall be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Advisory Agreement. Additionally, the New Advisory Agreement provides that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the New Advisory Agreement shall in any way constitute a waiver or limitation of any rights which the Fund's shareholders may have under any federal securities laws. The New Advisory Agreement provides that the Advisor shall follow the principles set forth in any investment advisory agreement in effect between the Trust and the Advisor in connection with its duties to invest the Fund's assets. The New Advisory Agreement provides that the Trust may indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust and applicable law.

LEGAL REQUIREMENTS UNDER THE INVESTMENT COMPANY ACT

     Section 15(f) of the Investment Company Act provides that, when a change in control of an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements resulted from the Acquisition. The Advisor has agreed to use its best efforts to ensure that the Acquisition will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the Investment Company Act, on the Fund.

     The second condition specifies that, during the three-year period immediately following the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment advisor or predecessor investment advisor within the meaning of the Investment Company Act ("Independent Trustees"). Currently, the Board of Trustees of the Trust meets this 75% requirement.

     If New Advisory Agreement is not approved by the Fund's shareholders, the Trustees will promptly seek to enter into a new advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

     For the fiscal year ended March 31, 2001, the Fund paid advisory fees of $96,099 under the Existing Advisory Agreement.

TRUSTEES' CONSIDERATION

     The New Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, at a meeting held on March 13, 2001.

     The Board of Trustees of the Trust was presented with information demonstrating that the terms of the New Advisory Agreement are fair to, and in the best interests of the Fund and the shareholders of the Fund. In considering the New Advisory Agreement, the Trustees had before them information to evaluate the experience of the Advisor's key personnel in portfolio management, the quality of services the Advisor is expected to continue to provide to the Fund, and the compensation proposed to be paid to the Advisor. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since the Advisor first became investment advisor to the Fund; (2) the performance of the Fund since the Advisor assumed responsibility for the Fund;
(3) the nature and quality of the services expected to be rendered to the Fund by the Advisor; (4) the fact that the transaction is not expected to affect the manner in which the Advisor advises the Fund; (5) the compensation payable to the Advisor by the Fund under the New Advisory Agreement, which will be at the same rate as the compensation now payable by the Fund to the Advisor under the Existing Advisory Agreement; (6) the terms of the Existing Advisory Agreement, which will be unchanged under the New Advisory Agreement except for different effective and termination dates and minor updating changes; (7) the favorable history, reputation, qualification and background of the Advisor, as well as the qualifications of their personnel and financial condition; (8) the Advisor's favorable overall investment performance record; and (9) other factors deemed relevant.

     The Advisor has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of Acquisition.

     Along with the approval of the Board of Trustees of the Trust, including a majority of the Independent Trustees, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the New Advisory Agreement to become effective. "Majority" for this purpose, as permitted under the Investment Company Act means the lesser of (i) 67% of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) are considered present for purposes of determining the percentage of shares present, but they are disregarded in calculating the percentages of votes cast in favor of or against a proposal by those "voting securities present" when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting. 40% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will count as votes present at the Meeting for quorum purposes.

     If, by the time scheduled for the Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment.

ADDITIONAL INFORMATION ON THE TRUST AND THE ADVISORS

     The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

                                                            Position With
Name                         Position with Trust               Advisor
----                         -------------------               -------

Steven J. Paggioli*          President and Trustee              None
Dorothy A. Berry             Chairman and Trustee               None
Wallace L. Cook              Trustee                            None
Carl A. Froebel              Trustee                            None
Rowley W.P. Redington        Trustee                            None
Robert H. Wadsworth          Vice President                     None
Robert M. Slotky             Treasurer                          None
Robin Berger                 Secretary                          None

----------
* Steven J. Paggioli is an interested Trustee with respect to the Trust only. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, no Trustee of the Trust has had any direct or indirect interest in any transaction with the Advisor or any parent or subsidiary of the Advisor. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

     The address of the Advisor is 100 Congress Ave., Suite 1960, Austin, TX 78701. The names of the principal executive officers of the Advisor are set forth below. The address for each, as it relates to his duties with the Advisor, is the same as that of the Advisor.

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Name                                        Position with Advisor
----                                        ---------------------

I. Craig Hester                             President
John E. Gunthorp                            Executive Vice President,
Edward M. Glass                             Executive Vice President
Stephen B. Wilde                            Executive Vice President
Fred B. Labatt                              Senior Vice President
Joy R. Roberts                              Senior Vice President

     To the knowledge of the Trust's management, before the close of business on _______, 2001, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

Name and Address                            Percent of the Fund
----------------                            -------------------

[Information to be supplied]


GENERAL INFORMATION

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Advisor and not by the Fund or the Trust.

     If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

     Shareholders of the Fund at the close of business on ___________, 2001 will be entitled to be present and vote at the Meeting. As of that date, there were ______ shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $___________.

                                        9
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OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

REPORTS TO SHAREHOLDERS

     The Fund will furnish on request, without charge, a copy of the most recent Annual Report to Shareholders. Requests for such reports should be directed to Hester Capital Management, L.L.C., 100 Congress Ave., Suite 1960, Austin, TX 78701, or by calling ___-______.


IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


Robin Berger, Secretary

Austin, Texas
________________, 2001


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                                    EXHIBIT A
                           FORM OF ADVISORY AGREEMENT

                        PROFESSIONALLY MANAGED PORTFOLIOS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this __ day of ______, 2001 by and between PROFESSIONALLY MANAGED PORTFOLIOS (the "Trust"), a Massachusetts business trust and Hester Capital Management, L.L.C., a Texas limited liability corporation (the "Advisor").

                                   WITNESSETH:

     WHEREAS, a series of the Trust having separate assets and liabilities has been created entitled the Avondale Hester Total Return Fund (the "Fund"); and

     WHEREAS, it is therefore desirable to have an investment advisory agreement (i.e., this Agreement) relating to the Fund, which agreement will apply only to this Fund;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

1.   IN GENERAL

     The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Trust with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of securities held in the portfolio of the Fund.

2. DUTIES AND OBLIGATIONS OF THE ADVISOR WITH RESPECT TO INVESTMENT OF ASSETS OF THE FUND.

     (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Advisor shall:

          (i) Decide what securities shall be purchased or sold by the Trust with respect to the Fund and when; and

          (ii) Arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Trust with respect to the Fund.

     (b) Any investment purchases or sales made by the Advisor shall at all times conform to, and be in accordance with, any requirements imposed by: (l) the provisions of the Investment Company Act of 1940 (the "1940 Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust relating to the Fund, as reflected in the Trust's registration statement under the 1940 Act (including by reference the Statement of Additional Information) as such registration statement is amended from time to time, or as amended by the shareholders of the Fund.

     (c) The Advisor shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether or not such purchase, sale or retention shall have been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (d) Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment advisor or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

     (e) It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. The Trust may indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

          The Fund may use the name Avondale Hester Total Return Fund or any name derived from or using the name Avondale Hester Total Return Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

3.   BROKER-DEALER RELATIONSHIPS

     The Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

4.   ALLOCATION OF EXPENSES

     The Advisor agrees that it will furnish the Trust, at the Advisor's expense, with office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Advisor will also pay all compensation of any Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. All operating costs and expenses relating to the Fund not expressly assumed by the Advisor under this Agreement shall be paid by the Trust from the assets of the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust's Trustees other than those affiliated with the Advisor or the Manager; (v) legal and audit expenses;
(vi) fees and expenses of the Trust's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of the Fund's shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or the shares of the Fund; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto;

5.   COMPENSATION OF THE ADVISOR

     (a) The Trust agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor hereunder, an annual management fee, payable monthly and computed on the value of the net assets of the Fund as of the close of business each business day at the annual rate of 0.70% on the first $200 million of net assets; 0.60% on the next $300 million of net assets; and 0.50% on net assets exceeding $500 million.

     (b) The Advisor may reduce any portion of the compensation or reimbursement of expenses due to it under this agreement, or may agree to make payments to limit the expenses which are the responsibility of the Fund. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense limit shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses.

6.   DURATION AND TERMINATION

     (a) This Agreement shall go into effect on the date set forth hereon and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from that date, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     (b) This Agreement may be terminated by the Advisor at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Advisor sixty (60) days' written notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

7.   AGREEMENT BINDING ONLY ON FUND PROPERTY

     The Advisor understands that the obligations of this Agreement are not binding upon a shareholder of the Trust personally, but bind only the Trust's property; the Advisor represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust. This agreement has been executed by or with reference to any Trustee in such person's capacity as a Trustee, and the Trustees shall not be personally liable hereon.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

                                  PROFESSIONALLY MANAGED PORTFOLIOS


                                  ___________________________________
                                  By:
                                  Title:

__________________________
ATTEST:

                                  HESTER CAPITAL MANAGEMENT, L.L.C.


                                  ___________________________________
                                  By:
                                  Title:

__________________________
ATTEST:

                                      PROXY

                        AVONDALE HESTER TOTAL RETURN FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                           _____________________, 2001

                           SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES OF
                        PROFESSIONALLY MANAGED PORTFOLIOS


The undersigned hereby appoints I. Craig Hester, Joy Roberts and Robert M. Slotky, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Avondale Hester Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), to be held on _____________, 2001 at the offices of the Fund, 100 Congress St., Suite 1960, Austin, TX 78701, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on _______________, 2001. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON_________, 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT IMITATION ALL MATTER INCIDENT TO THE CONDUCT OF THE MEETING.

Approval of a new advisory agreement by and between the Trust and Hester Capital Management, L.L.C. (The "Advisor") pursuant to which the Advisor will act as advisor with respect to the assets of the Fund.

FOR [ ]        AGAINST [ ]         ABSTAIN [ ]


Dated:  ______________, 2001

                                    ___________________________________
                                    Signature

                                    ___________________________________
                                    Title (if applicable)

                                    ___________________________________
                                    Signature (if held jointly)

                                    ___________________________________
                                    Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.